Exhibit 99.1

Kulicke & Soffa Reports Results for its First Quarter 2008

Fort Washington, PA – January 24, 2008 – Kulicke & Soffa Industries, Inc. (NASDAQ:KLIC) (“K&S”) today reports results for its quarter ended December 29, 2007. K&S announced quarterly net revenue of $226.3 million, net income of $16.4 million and diluted earnings per share (“EPS”) of $0.27. This press release contains both GAAP and non-GAAP financial information.

On a non-GAAP basis, first quarter net revenue was $134.9 million and gross margin was 43.6%, which is up 170 basis points from the prior quarter.

GAAP Results:

	Q1 2008	vs. Q1 2007	vs. Q4 2007
Net Revenue	$226.3 million	+ 49%	- 4%
Gross Profit Gross Margin	$58.7 million 26.0%	+ 52% + 60 basis points	- 13% - 260 basis points
Net Income Net Margin	$16.4 million 7.2%	+ 290% + 450 basis points	- 46% - 560 basis points
EPS- Diluted	$0.27	+ 350%	- 43%

Non-GAAP Measures:

	Q1 2008	vs. Q1 2007	vs. Q4 2007
Net Revenue	$134.9 million	+ 66%	- 17%
Gross Profit Gross Margin	$58.8 million 43.6%	+ 52% - 410 basis points	- 13% + 170 basis points
Net Income Net Margin	$18.3 million 13.5%	+ 211% + 630 basis points	- 36% - 420 basis points
EPS- Diluted	$0.30	+ 233%	- 33%

Note 1- Non-GAAP measures exclude: gold metal cost from both net revenue and cost of sales; equity-based compensation from expenses; amortization of intangibles; and gain on debt extinguishment (see reconciliations of GAAP results to Non-GAAP measures in the attached financial schedules).

Note 2- Non-GAAP quarterly measures for fiscal 2007 are also included in the attached financial schedules to provide investors with a complete reference/benchmark for the prior four quarters and fiscal year.

Scott Kulicke, chairman and chief executive officer, commented, “This quarter, our gross margin was 43.6% and net margin was 13.5%, both on a non-GAAP basis. We believe these measures demonstrate the strength of the Company’s leadership in technology, product cost, and customer relationships.” He added, “We are especially pleased with our packaging materials segment, which produced very good results this quarter. Revenue, unit volumes, gross margins, and operating income all improved over the September quarter.”

First Quarter Financial Highlights

•

K&S packaging materials segment gross profit margin, on a non-GAAP basis, improved 660 basis points to 62.3% from 55.7% in the prior quarter. The improved gross profit margin was primarily the result of increased volume.

•

K&S equipment segment maintained its gross profit margin on lower revenue in the first quarter. The prior quarter’s gross profit margin was 39.4% on $136.6 million of sales compared to 38.8% on $107.5 million of sales in the first fiscal quarter.

•

K&S non-GAAP consolidated gross profit margin improved 170 basis points to 43.6% from 41.9% in the prior quarter. On a non-GAAP basis, the improved gross profit margin is primarily the result of a higher percentage of packaging materials in our overall product mix.

Key Product Trends

•

The K&S next-generation ball bonder met or exceeded all K&S and customer specifications during a three-week evaluation by a key Japanese semiconductor manufacturer. The extensive test confirmed the new machine had higher throughput while meeting the customer’s quality and yield expectations.

•

K&S copper wire net revenue continued to grow as more customers view copper as an alternative to rising gold wire prices. K&S Maxsoft copper wire revenue grew 5% compared to the prior quarter and 45% compared to the year-ago quarter.

•	K&S Fortus and Nexxus capillary models experienced high growth rates during the first quarter. Both of these capillaries have demonstrated superior performance.

Outlook for Second Fiscal Quarter

•	Net revenue is expected to be about $180 million on a GAAP basis assuming current gold prices.

•	Net revenue is expected to be about $85 million on a non-GAAP basis, excluding gold metal cost.

Earnings Conference Call Details

A conference call to discuss these results will be held today, January 24, 2008 beginning at 9:00 AM EST. Interested participants may call 877-407-8037 for the teleconference or log on to http://www.kns.com/investors/events for listen-only mode. A replay will be available approximately one hour after the completion of the call by calling toll free 877-660-6853 or internationally 201-612-7415 and using the following replay access codes 5521 (account number) and 268661 (replay ID number). A replay will also be available on the K&S web site at http://www.kns.com/investors/events. The replay will be available via phone and web site through March 30, 2008.

Discussion of Non-GAAP financials

This press release contains non-GAAP financial measures as a supplement to the consolidated financial results presented in accordance with GAAP. The Company believes certain non-GAAP measures provide investors with an additional, useful perspective on the Company’s performance as seen through the eyes of management. Management uses non-GAAP financial measures along with GAAP financial results for: analyzing the performance of the Company’s businesses; strategic and tactical decision making; and determining compensation. The Company does not consider non-GAAP financial measures to be a substitute for, or superior to, financial results presented in accordance with GAAP. All of the non-GAAP financial measures included herein are reconciled to the most directly comparable GAAP results in the attached financial statements. These non-GAAP measures may be calculated differently from non-GAAP measures used by other companies. In addition, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and some of the adjustments reflect the exclusion of items that are recurring and will be reflected in the Company’s GAAP financial results for the foreseeable future.

Exclusions from GAAP Results

The Company excludes the following from its GAAP results in presenting non-GAAP financial measures:

— Gold metal cost. The Company’s GAAP net revenue and cost of sales include the value of the gold metal content of wire. The cost of gold metal that is passed-through to customers is excluded from non-GAAP net revenue and cost of sales. Fabrication charges and profit on gold metal are not excluded. The Company believes that excluding the large impact of passed-through gold cost can provide investors with greater visibility into the Company’s profit margin percentages.

— Equity-based compensation expenses. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123R, Share Based Payments, the Company recognizes the fair value of its equity-based compensation in expenses. Equity-based compensation consists of stock options and performance-based restricted stock granted under the Company’s equity compensation plans. Equity-based compensation is a non-cash expense that can vary significantly in amount from period to period.

— Other. The exclusion of certain other non-GAAP amounts allows for improved comparisons of the Company’s results to both prior periods and other companies. The Company excludes the following other items from non-GAAP measures as these items are not reflective of the performance of the Company’s ongoing businesses:

•	Gains on debt extinguishment, and;

•	Amortization of intangibles.

— Tax Adjustment. Non-GAAP results were tax adjusted using the tax rate associated with each period.

Non-GAAP Measures

The specific non-GAAP measures included herein are net revenue, gross profit, gross margin, net income, net margin, and EPS. The Company calculates these measures as follows:

— Net Revenue. K&S non-GAAP net revenue excludes gold metal cost that is passed-through to customers.

—Gross Profit. K&S non-GAAP gross profit excludes the effects of equity-based compensation expense recorded within cost of sales. K&S non-GAAP gross profit is not affected by the exclusion of its gold metal cost from its net revenue since the same gold metal cost is also excluded from cost of sales.

—Gross Margin. K&S non-GAAP gross margin excludes the impact of gold metal cost and equity-based compensation expenses recorded within cost of sales.

—Net Income and Earnings per Share. K&S non-GAAP net income and EPS exclude equity-based compensation expenses, amortization of intangibles, gains on debt extinguishment, and related tax effects.

—Net Margin. Non-GAAP net margin reflects the Company’s net margin excluding gold metal cost, equity-based compensation, amortization of intangibles, gains on debt extinguishment, and related tax effects.

About Kulicke & Soffa

Kulicke & Soffa (NASDAQ: KLIC) is the world’s leading supplier of semiconductor assembly equipment, materials, and technology. K&S provides wire bonders, capillaries, wire, die bonders, and die collets for all types of semiconductor packages using wire as the internal electrical interconnections. K&S is the only major supplier to the semiconductor assembly industry that provides customers with semiconductor assembly equipment along with the complementing packaging materials and process technology that enable our customers to achieve the highest possible yields and throughput. The ability to provide these assembly related products is unique to Kulicke & Soffa, and allows us to develop system solutions to the new technology challenges inherent in assembling and packaging next-generation semiconductor devices. Kulicke & Soffa’s web site address is http://www.kns.com.

Caution Concerning Forward Looking Statements

In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and include, but are not limited to, statements that relate to our future revenue, revenue growth, sales, profitability, financial results, unit volumes, product development, release of products, industry forecasts, market share, the semiconductor business cycle, the price of gold metal, and projected continued demand for our products. While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: the risk of failure to successfully manage our operations; the risk that anticipated orders may not materialize or that orders received may be postponed or canceled, generally without charges; the volatility in the demand for semiconductors and our products and services; the risk that we may not be able to develop and manufacture new products and product enhancements on a timely and cost effective basis; acts of terrorism and violence; overall global economic conditions; risks, such as changes in trade regulations, currency fluctuations, political instability and war, associated with a substantial foreign customer and supplier base and substantial foreign manufacturing operations; potential instability in foreign capital markets; and the factors listed or discussed in Kulicke and Soffa Industries, Inc. 2007 Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. Kulicke & Soffa Industries is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Company Contact: Michael Sheaffer, 215-784-6411, 215-784-6167 fax, msheaffer@kns.com

# # #

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share and employee data)

(Unaudited)

	Three months ended
	December 30,	December 29,
	2006	2007
Net revenue	$152,308	$226,250
Cost of sales	113,589	167,510

Gross profit	38,719	58,740

Selling, general and administrative	22,655	26,348
Research and development	11,825	14,928

Total operating expenses	34,480	41,276

Income from operations	4,239	17,464
Interest income	1,457	1,569
Interest expense	(636)	(872)
Gain on extinguishment of debt	—	170

Income from operations before income taxes	5,060	18,331
Provision for income taxes	887	1,969

Net income	$4,173	$16,362

Net income per share:
Basic	$0.07	$0.31

Diluted	$0.06	$0.27

Weighted average shares outstanding:
Basic	57,301	53,264
Diluted	69,456	62,425

Equity-based compensation expense:
Cost of sales	$67	$67
Selling, general and administrative	1,451	1,470
Research and development	548	707

Total	$2,066	$2,244

	Three months ended
	December 30,	December 29,
	2006	2007
Additional financial data:
Depreciation and amortization	$2,305	$2,344
Capital expenditures	$1,100	$2,773
Backlog of orders	$56,000	$76,000
Number of employees	2,700	2,770

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

	September 29, 2007	(Unaudited) December 29, 2007
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$150,571	$120,995
Short-term investments	19,339	17,832
Accounts and notes receivable, net of allowance for doubtful accounts of $1,713 and $2,037, respectively	177,512	199,421
Inventories, net	68,955	65,192
Prepaid expenses and other current assets	14,201	19,977
Deferred income taxes	3,631	3,517

TOTAL CURRENT ASSETS	434,209	426,934

Property, plant and equipment, net	37,953	39,483
Goodwill	33,212	32,393
Intangible assets	500	458
Other assets	6,726	6,580

TOTAL ASSETS	$512,600	$505,848

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Current portion of long term debt	$—	$72,412
Accounts payable	82,615	60,172
Accrued expenses	37,170	33,359
Income taxes payable	22,665	—

TOTAL CURRENT LIABILITIES	142,450	165,943

Long term debt	251,412	175,000
Other liabilities	12,335	37,434
Deferred income taxes	23,148	23,296

TOTAL LIABILITIES	429,345	401,673

SHAREHOLDERS’ EQUITY
Common stock, no par value	288,714	291,424
Treasury stock, at cost	(46,118)	(46,118)
Accumulated deficit	(154,094)	(136,925)
Accumulated other comprehensive loss	(5,247)	(4,206)

TOTAL SHAREHOLDERS’ EQUITY	83,255	104,175

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$512,600	$505,848

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three months ended
	December 30, 2006	December 29, 2007
Net cash provided by (used in) continuing operations	$11,298	$(24,525)
Net cash used in discontinued operations	(964)	(368)

Net cash provided by (used in) operating activities	10,334	(24,893)
Net cash used in investing activities	(17,591)	(1,271)
Net cash provided by (used in) financing activities	1,037	(3,624)
Effect of exchange rate changes on cash and cash equivalents	151	212

Changes in cash and cash equivalents	(6,069)	(29,576)
Cash and cash equivalents, beginning of period	133,967	150,571

Cash and cash equivalents, end of period	$127,898	$120,995
Short-term investments	11,560	17,832

Total cash, cash equivalents & short-term investments	$139,458	$138,827

KULICKE & SOFFA INDUSTRIES, INC.

OPERATING RESULTS BY BUSINESS SEGMENT

(In thousands)

(Unaudited)

Fiscal 2008:

	Equipment Segment	Packaging Materials Segment	Consolidated
Three months ended December 29, 2007:
Net revenue	$107,458	$118,792	$226,250
Cost of sales	65,784	101,726	167,510

Gross profit	41,674	17,066	58,740
Operating expenses	31,793	9,483	41,276

Income from operations	$9,881	$7,583	$17,464

Fiscal 2007:

	Equipment Segment	Packaging Materials Segment	Consolidated
Three months ended December 30, 2006:
Net revenue	$58,166	$94,142	$152,308
Cost of sales	33,176	80,413	113,589

Gross profit	24,990	13,729	38,719
Operating expenses	25,194	9,286	34,480

Income (loss) from operations	$(204)	$4,443	$4,239

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS—SUMMARY

COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES

(In thousands, except share amounts)

(Unaudited)

	Three months ended December 30,	Three months ended September 29,	Three months ended December 29,
	2006	2007	2007

	(GAAP results)

Net revenue	$152,308	$236,757	$226,250
Gross profit	38,719	67,741	58,740
Income from operations	4,239	29,986	17,464
Net income	4,173	30,251	16,362

Weighted average shares outstanding:
Basic	57,301	53,546	53,264
Diluted	69,456	64,702	62,425

Net income per share
Basic	$0.07	$0.56	$0.31
Diluted	$0.06	$0.47	$0.27

	(Non-GAAP measures)

Net revenue	$81,302	$161,689	$134,881
Gross profit	38,786	67,786	58,807
Income from operations	6,305	30,947	19,752
Net income	5,877	28,610	18,252

Weighted average shares outstanding:
Basic	57,301	53,546	53,264
Diluted	69,456	64,702	62,425

Net income per share
Basic	$0.10	$0.53	$0.34
Diluted	$0.09	$0.45	$0.30

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES

(In thousands, except share amounts)

(Unaudited)

	Three months ended December 30,	% of	Three months ended September 29,	% of	Three months ended December 29,	% of
	2006	Revenue	2007	Revenue	2007	Revenue
Net revenue (GAAP results)	$152,308		$236,757		$226,250
- Gold Metal adjustment	(71,006)		(75,068)		(91,369)

Net revenue (Non-GAAP measures)	81,302		161,689		134,881

Gross profit (GAAP results)	38,719	25.4%	67,741	28.6%	58,740	26.0%
- Equity-based compensation expense	67		45		67

Gross profit (Non-GAAP measures)	38,786	47.7%	67,786	41.9%	58,807	43.6%

Income from operations (GAAP results)	4,239	2.8%	29,986	12.7%	17,464	7.7%
- Equity-based compensation expense	2,066		917		2,244
- Amortization of intangibles	—		44		44

Income from operations (Non-GAAP measures)	6,305	7.8%	30,947	19.1%	19,752	14.6%

Net income (GAAP results)	4,173	2.7%	30,251	12.8%	16,362	7.2%
- Equity-based compensation expense	2,066		917		2,244
- Amortization of intangibles	—		44		44
- Gain on extinguishment of debt	—		(2,802)		(170)
- Tax effect of non-GAAP adjustments	(362)		200		(228)

Net income (Non-GAAP measures)	5,877	7.2%	28,610	17.7%	18,252	13.5%

Weighted average shares outstanding (GAAP & Non-GAAP)
Basic	57,301		53,546		53,264
Diluted	69,456		64,702		62,425

Net income per share (GAAP results)
Basic	$0.07		$0.56		$0.31
Diluted	$0.06		$0.47		$0.27

Adjustments to net income per share
Basic	$0.03		$(0.03)		$0.03
Diluted	$0.03		$(0.02)		$0.03

Net income per share (Non-GAAP measures)
Basic	$0.10		$0.53		$0.34
Diluted	$0.09		$0.45		$0.30

KULICKE & SOFFA INDUSTRIES, INC.

OPERATING RESULTS BY BUSINESS SEGMENT—SUMMARY

COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES

(In thousands)

(Unaudited)

	Equipment Segment	Packaging Materials Segment	Consolidated
Fiscal 2008:

Three months ended December 29, 2007:
	(GAAP results)

Net revenue	$107,458	$118,792	$226,250
Gross profit	41,674	17,066	58,740
Income from operations	9,881	7,583	17,464

	(Non-GAAP measures)

Net revenue	$107,458	$27,423	$134,881
Gross profit	41,710	17,097	58,807
Income from operations	11,713	8,039	19,752

Fiscal 2007:

Three months ended December 30, 2006:
	(GAAP results)

Net revenue	$58,166	$94,142	$152,308
Gross profit	24,990	13,729	38,719
Income (loss) from operations	(204)	4,443	4,239

	(Non-GAAP measures)

Net revenue	$58,166	$23,136	$81,302
Gross profit	25,016	13,770	38,786
Income from operations	1,293	5,012	6,305

Three months ended September 29, 2007:
	(GAAP results)

Net revenue	$136,645	$100,112	$236,757
Gross profit	53,820	13,921	67,741
Income (loss) from operations	25,537	4,449	29,986

	(Non-GAAP measures)

Net revenue	$136,645	$25,044	$161,689
Gross profit	53,849	13,937	67,786
Income from operations	26,343	4,604	30,947

KULICKE & SOFFA INDUSTRIES, INC.

OPERATING RESULTS BY BUSINESS SEGMENT

RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES

(In thousands)

(Unaudited)

	Equipment Segment	% of Revenue	Packaging Materials Segment	% of Revenue	Consolidated
Fiscal 2008:

Three months ended December 29, 2007:
Net revenue (GAAP results)	$107,458		$118,792		$226,250
- Gold metal adjustment	—		(91,369)		(91,369)

Net revenue (Non-GAAP measures)	107,458		27,423		134,881

Gross profit (GAAP results)	41,674	38.8%	17,066	14.4%	58,740
- Equity-based compensation expense:	36		31		67

Gross profit (Non-GAAP measures)	41,710	38.8%	17,097	62.3%	58,807

Income from operations (GAAP results)	9,881	9.2%	7,583	6.4%	17,464
- Equity-based compensation expense:	1,788		456		2,244
- Amortization of intangibles	44		—		44

Income from operations (Non-GAAP measures)	11,713	10.9%	8,039	29.3%	19,752

Fiscal 2007:

Three months ended December 30, 2006:

Net revenue (GAAP results)	$58,166		$94,142		$152,308
- Gold metal adjustment	—		(71,006)		(71,006)

Net revenue (Non-GAAP measures)	58,166		23,136		81,302

Gross profit (GAAP results)	24,990	43.0%	13,729	14.6%	38,719
- Equity-based compensation expense:	26		41		67

Gross profit (Non-GAAP measures)	25,016	43.0%	13,770	59.5%	38,786

Income (loss) from operations (GAAP results)	(204)	-0.4%	4,443	4.7%	4,239
- Equity-based compensation expense:	1,497		569		2,066

Income from operations (Non-GAAP measures)	1,293	2.2%	5,012	21.7%	6,305

Three months ended September 29, 2007:

Net revenue (GAAP results)	$136,645		$100,112		$236,757
- Gold metal adjustment	—		(75,068)		(75,068)

Net revenue (Non-GAAP measures)	136,645		25,044		161,689

Gross profit (GAAP results)	53,820	39.4%	13,921	13.9%	67,741
- Equity-based compensation expense:	29		16		45

Gross profit (Non-GAAP measures)	53,849	39.4%	13,937	55.7%	67,786

Income from operations (GAAP results)	25,537	18.7%	4,449	4.4%	29,986
- Equity-based compensation expense:	762		155		917
- Amortization of intangibles	44		—		44

Income from operations (Non-GAAP measures)	26,343	19.3%	4,604	18.4%	30,947

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS—SUMMARY

COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES

(In thousands, except per share amounts)

(Unaudited)

	Three months ended December 30,	Three months ended March 31,	Three months ended June 30,	Three months ended September 29,	Fiscal year ended September 29,
	2006	2007	2007	2007	2007

	(GAAP results)

Net revenue	$152,308	$142,714	$168,625	$236,757	$700,404
Gross profit	38,719	31,681	42,793	67,741	180,934
Income (loss) from operations	4,239	(2,755)	4,976	29,986	36,446
Net income (loss)	4,173	(2,214)	5,520	30,251	37,730

Net income (loss) per share
Basic	$0.07	$(0.04)	$0.10	$0.56	$0.67
Diluted	$0.06	$(0.04)	$0.08	$0.47	$0.57

	(Non-GAAP measures)

Net revenue	$81,302	$71,093	$94,601	$161,689	$408,685
Gross profit	38,786	31,747	42,851	67,786	181,170
Income (loss) from operations	6,305	(1,889)	6,733	30,947	42,096
Net income (loss)	5,877	(1,518)	7,112	28,610	40,081

Net income (loss) per share
Basic	$0.10	$(0.03)	$0.13	$0.53	$0.71
Diluted	$0.09	$(0.03)	$0.11	$0.45	$0.61

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES

(In thousands, except per share amounts)

(Unaudited)

	Three months ended December 30,	Three months ended March 31,	Three months ended June 30,	Three months ended September 29,	Fiscal year ended September 29,
	2006	2007	2007	2007	2007
Net revenue (GAAP results)	$152,308	$142,714	$168,625	$236,757	$700,404
- Gold Metal adjustment	(71,006)	(71,621)	(74,024)	(75,068)	(291,719)

Net revenue (Non-GAAP measures)	81,302	71,093	94,601	161,689	408,685

Gross profit (GAAP results)	38,719	31,681	42,793	67,741	180,934
- Equity-based compensation expense	67	66	58	45	236

Gross profit (Non-GAAP measures)	38,786	31,747	42,851	67,786	181,170

Income (loss) from operations (GAAP results)	4,239	(2,755)	4,976	29,986	36,446
- Equity-based compensation expense	2,066	793	1,714	917	5,490
- Amortization of intangibles	—	73	43	44	160

Income (loss) from operations (Non-GAAP measures)	6,305	(1,889)	6,733	30,947	42,096

Net income (loss) (GAAP results)	4,173	(2,214)	5,520	30,251	37,730
- Equity-based compensation expense	2,066	793	1,714	917	5,490
- Amortization of intangibles	—	73	43	44	160
- Gain on extinguishment of debt	—	—	—	(2,802)	(2,802)
- Tax effect of non-GAAP adjustments	(362)	(170)	(165)	200	(497)

Net income (loss) (Non-GAAP measures)	5,877	(1,518)	7,112	28,610	40,081

Weighted average shares outstanding (GAAP & Non-GAAP)
Basic	57,301	57,580	56,456	53,546	56,221
Diluted	69,456	57,580	68,951	64,702	68,274

Net income (loss) per share (GAAP results)
Basic	$0.07	$(0.04)	$0.10	$0.56	$0.67
Diluted	$0.06	$(0.04)	$0.08	$0.47	$0.57

Adjustments to net income (loss) per share
Basic	$0.03	$0.01	$0.03	$(0.03)	$0.04
Diluted	$0.03	$0.01	$0.03	$(0.02)	$0.04

Net income (loss) per share (Non-GAAP measures)
Basic	$0.10	$(0.03)	$0.13	$0.53	$0.71
Diluted	$0.09	$(0.03)	$0.11	$0.45	$0.61